SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A
                                 Amendment No.1
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported) January 3, 2000


                             MB Software Corporation
                             -----------------------
             (Exact name of registrant as specified in its charter)

        Colorado                      0-11808              59-2219994
 ---------------------------       ----------------      -----------------------
(State or other jurisdiction       (Commission File      (IRS Employer
    incorporation)                     Number)               Identification No.)



           2225 E. Randol Mill Road Suite 305, Arlington, Texas     76011
           ----------------------------------------------------    --------
               (Address of principal executive offices)           (Zip Code)



Registrant's telephone number, including area code   817-633-9400
                                                   --------------






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Item 4.  Change in Registrant's Certifying Account

a)(1)    Dismissal of Independent Accountant

         (i) On January 3, 2000, the Registrant advised Killman, Murrell & Company, P.C. that the Registrant intended to retain a different independent accounting firm for the audit of its financial statements for the year ending December 31, 1999. Killman, Murrell & Company had been engaged as the principal accountants to audit the Registrant's financial statements.

         (ii) Killman, Murrell & Company reports on the Registrant's financial statements for either of the last two-years contained no adverse opinion or disclaimer of opinion and were not qualified as to uncertainty, audit scope or accounting principles.

         (iii) There have been no disagreements with Killman, Murrell & Company on any matter of accounting principles or practices, financial statement disclosures or auditing scope or procedure during the Registrant's two most recent fiscal years and any subsequent interim period through January 3, 2000 (the date of termination) which disagreement(s), if not resolved to Killman, Murrell & Company satisfaction would have caused Killman, Murrell & Company to make reference to the subject matter of the disagreement(s) in connection with its report. The change of principal auditor for Registrant's financial statements for the year ended December 31, 1999 was approved by consent of the Board of Directors. The Board of Directors was informed of all the reason for the change.

         (iv) Killman, Murrell & Company did not advise the Registrant during the Registrant's two most recent fiscal year or in the subsequent interim period through January 3, 2000, (the date of termination):

                    (A) that the internal controls necessary for the Registrant to develop reliable financial statements did not exist;

                    (B) that information had come to its attention that had led it to no longer be able to rely on management's representations, or that had made it unwilling to be associated with the financial statements prepared by management;

                    (C) (1) of the need to expand significantly the scope of its audit, or that information had come to its attention during the most recent fiscal year or any subsequent interim period that if further investigated might (i) materially have impacted the fairness or reliability of either: a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report or (ii) have caused it to be unwilling to rely on management's representations or be associated with the Registrant's financial statements, and (2) it did not, due to its dismissal or for any other reason, expand the scope of its audit or conduct such further investigation: or

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                    (D)  that  information had come to its attention that it had
                         concluded    materially   impacts   the   fairness   or
                         reliability of either: (i) a previously issued audit report or the underlying financial statements, or (ii)
                         the  financial   statements  issued  or  to  be  issued
                         covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report.

         (v) The Registrant has requested Killman, Murrell & Company to provide a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements set forth above. A copy of Killman, Murrell & Company's letter to the Securities and Exchange Commission is filed as Exhibit 16 to this Form 8-K/A Amendment 1.

a(2)     Engagement of New Independent Accountant

         (i)       As  of  this  filing,   Registrant  has  not  engaged  a  new
                   independent principal accountant to audit the Registrant's financial statements.

Item 7.  Financial Statements and Exhibits

         Exhibit Number    Description
         --------------    -----------

         Exhibit 16 Letter from Killman, Murrell & Company to the Securities and Exchange Commission pursuant to Item 304 (a) (3) of Regulation S-K.















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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          MB Software Corporation

Date:  March 15, 2000
                                          /s/  Scott A. Haire
                                          --------------------------------------
                                          Scott A. Haire, Chairman of the Board,
                                          Chief Executive Officer
                                          And President (Principal Financial
                                          Officer)











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